TCW Funds, Inc. (“TFI”)

Supplement dated March 8, 2016 to

the Statement of Additional Information Dated February 29, 2016 (the “SAI”)

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

On March 4, 2016, the Board of Directors of TFI accepted the resignation of Janet E. Kerr as a Director of TFI. Effective March 4, 2016, the SAI is amended accordingly and all information relating to Janet E. Kerr, except the information appearing in the SAI under “Equity Ownership of Directors” and “Compensation of Independent Directors,” is hereby removed.

Please retain this Supplement with your SAI for future reference.